UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 1, 2004

(Date of earliest event reported)

Community First Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Main Avenue Fargo, North Dakota	58124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (701) 298-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communication pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 1, 2004, Community First Bankshares, Inc., was acquired by BancWest Corporation.  In connection with the acquisition, Community First Bankshares, Inc., delisted its common stock, par value $0.01 per share, and associated preferred stock purchase rights from NASDAQ.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004

Community First Bankshares, Inc.
(Registrant)

	By:	/s/ Kevin F. Ames
Kevin F. Ames
Executive Vice President, Chief Financial Officer